Business Combination	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Note 2: Business Combination

NBRS Acquisition

Upon receipt of information from the FDIC, the Company pursued the FDIC assisted acquisition of NBRS Financial Bank as it was deemed a strategic opportunity to acquire assets and assume the liabilities of an institution that operated in counties contiguous to the Company’s then current market. The Company has accounted for the NBRS Acquisition under the acquisition method of accounting in accordance with FASB ASC Topic 805, “Business Combinations,” whereby the acquired assets and assumed liabilities were recorded by the Company at their estimated fair values as of their acquisition date. Fair value estimates were based on management’s acceptance of a fair market valuation analysis performed by an independent third party firm.

In October of 2014 the Bank submitted a bid to the FDIC which included a bid based upon acquiring loans at a discounted amount, and also assuming the deposits of NBRS at a slight deposit premium. The Bank was notified that is was the winning bidder in this process, and the net asset discount accepted by the FDIC was $24.5 million. Immediately after the closing of this transaction, the FDIC remitted these funds to the Bank.

The acquired assets and assumed liabilities of NBRS were measured at estimated fair value. Management made significant estimates and exercised significant judgment in accounting for the acquisition of NBRS. Management judgmentally assigned risk ratings to loans based on appraisals and estimated collateral values, expected cash flows, prepayment speeds and estimated loss factors to measure fair values for loans. Premises and equipment was valued based on recent appraised values. Management used quoted or current market prices to determine the fair value of investment securities.

The statement of net assets acquired and the resulting bargain purchase gain recorded is presented in the following tables. As explained in the notes that accompany the following table, the purchased assets, assumed liabilities and identifiable intangible assets were recorded at the acquisition date fair value.

	As recorded by NBRS	Fair Value Adjustments		As Recorded By Howard Bancorp, Inc.

Assets

Cash and Due From	$9,684	$-		$9,684
Overnight Investments	2,963	-		2,963
Investment Securities	31,738	-		31,738
Loans	100,490	(11,122)	(a)	89,368
ALLL	-			-
Interest Receivable on Loans	280	-		280
Fixed Assets	384	(215)	(b)	169
Other Assets	690	677	(c)	1,367
Total Assets	146,229	(10,660)		135,569

Liabilities

Deposits - Transaction accounts	83,031	-		83,031
Deposits - CD's	60,327	475	(d)	60,802
Total Deposits	143,358	475		143,833
Other Liabilities	157	-		157
Total Liabilities	$143,515	$475		$143,990

Total Liabilities

Net identifiable assets acquired
over/(under) liabilities assumed	$2,714	$(11,135)		$(8,421)

(a)	Adjustment reflects the fair value adjustments based upon the Company's evaluation of the acquired loan portfolio and excludes the allowance for credit losses recorded by NBRS.
(b)	Adjustment reflects the fair value adjustments based upon the Company's evaluation of the acquired premises and equipment.
(c)	Adjustment reflects the recording of the core deposit intangible on the acquired deposit accounts.
(d)	Adjustment arises since the interest rates paid on interest bearing deposits were higher than rates available in the market on similar deposits as of the acquisition date.

The following table summarizes the acquired assets and assumed liabilities in the NBRS Acquisition as of the acquisition date, and the pre-tax bargain purchase gain of $16.1 million recognized on the transaction:

(in thousands)

Assets acquired at fair value:

Cash and Cash Equivalents	$12,647
Investment securities available for sale, at fair value	31,738
Loans	89,368
Accrued interest receivable	280
Other assets	859
Core deposit intangible	677
Total fair value of assets acquired	$135,569

Liabilities assumed at fair value:
Deposits	143,833
Accrued expenses and other liabilities	157
Total fair value of liabilities assumed	$143,990

Net liabilities assumed at fair value:		$(8,421)
Transaction cash consideration received from the FDIC		24,511
Bargain purchase gain, before tax		$16,090

Acquired loans

The following table outlines the contractually required payments receivable, cash flows we expect to receive, non-accretable credit adjustments and the accretable yield for all NBRS loans as of the acquisition date.

	Contractually Required Payments Receivable	Non-Accretable Credit Adjustments	Cash Flows Expected To Be Collected	Accretable FMV Adjustments	Carrying Value of Loans Receivable

Performing Loans Acquired	$83,536	$-	$83,536	$1,721	$81,815
Impaired Loans Acquired	2,466	1,125	1,341	285	1,056
Loans under contract to sell	14,489	7,992	6,497	-	6,497
Total	$100,490	$9,116	$91,374	$2,006	$89,368

At our acquisition of NBRS, we recorded all loans acquired at the estimated fair value on the purchase date with no carryover of the related allowance for loan losses. On the acquisition date, we segregated the loan portfolio into three loan pools, performing and non-performing loans to be retained in our portfolio, and a third category of loans which upon acquisition had pre-arranged agreements to sell within 30 days of acquisition.

We had an independent third party determine the net discounted value of cash flows on approximately 700 performing loans totaling $83.5 million. The valuation took into consideration the loans' underlying characteristics, including account types, remaining terms, annual interest rates, interest types, past delinquencies, timing of principal and interest payments, current market rates, loan to value ratios, loss exposures, and remaining balances. These performing loans were segregated into pools based on loan and payment type and in some cases, risk grade. The effect of this fair valuation process was a net accretable discount adjustment of $1.7 million at acquisition.

We also individually evaluated 13 impaired loans totaling $2.5 million to determine the fair value as of the October 17, 2014 measurement date. In determining the fair value for each individually evaluated impaired loan, we considered a number of factors including the remaining life of the acquired loans, estimated prepayments, estimated loss ratios, estimated value of the underlying collateral and net present value of cash flows we expect to receive, among others.

We established a credit risk related non-accretable difference of $1.1 million relating to these acquired, credit impaired loans, reflected in the recorded net fair value. We further estimated the timing and amount of expected cash flows in excess of the estimated fair value and established an accretable discount adjustment of $285 thousand at acquisition relating to these impaired loans.

During our due diligence, which was conducted as a component of the FDIC bidding process, we invited a third party firm to participate in the onsite loan review in order to allow them to bid upon the majority of the non-accrual and troubled loans held by NBRS. After their review, we entered into a binding agreement where they would purchase specific loans at predetermined amounts, if the Company were the successful bidder in the FDIC process. Because the loans and the pricing was pre-determined, the agreed upon purchase price was deemed to be the fair market value, and these loans were not part of the valuation process utilized on the remaining portfolio loans. These loans were sold to this third party in November 2014 at the fair market value previously determined, and no subsequent gains or losses were recorded upon the sale.